UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2020 (June 30, 2020)

AVADEL PHARMACEUTICALS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37977	98-1341933
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10 Earlsfort Terrace Dublin 2, Ireland, D02 T380	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 920 1000

Block 10-1
Blanchardstown Corporate Park, Ballycoolin Dublin 15, Ireland

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares* Ordinary Shares, nominal value $0.01 per share**	AVDL N/A	The Nasdaq Global Market

*American Depositary Shares may be evidenced by American Depositary Receipts. Each American Depositary Share represents one (1) Ordinary Share.

** Not for trading, but only in connection with the listing of American Depositary Shares on The Nasdaq Global Market.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 30, 2020 (the “Closing Date”), Avadel Legacy Pharmaceuticals, LLC (the “Avadel Seller”), a wholly-owned subsidiary of Avadel Pharmaceuticals plc (the “Company”), sold its assets, rights and interests relating to Bloxiverz® (neostigmine hydrochloride injection), Vazculep® (phenylephrine hydrochloride injection), Akovaz® (ephedrine sulfate injection) and Nouress (L-cysteine hydrochloride injection) (the “Business”) to Exela Sterile Medicines LLC (the “Exela Buyer”) (the “Transaction”) pursuant to an asset purchase agreement by and among the Avadel Seller, Avadel US Holdings, Inc. (the “Seller Parent”), the Exela Buyer and Exela Holdings, Inc. (the “Buyer Parent”, together with the Avadel Seller, the Seller Parent and the Exela Buyer, the “Parties”) (the “Purchase Agreement”).

Pursuant to the Purchase Agreement, the Exela Buyer paid the Avadel Seller $14.5 million on the Closing Date and will pay an additional $27.5 million in ten equal monthly installments beginning 90 days following the Closing Date for total aggregate consideration of $42.0 million. In connection with the Transaction, the Parties also agreed to cause the dismissal of the pending civil litigation related to Nouress in the District Court for the District of Delaware.

The representations, warranties, and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The Avadel Seller is party to a Membership Interest Purchase Agreement, dated March 13, 2012, by and among the Avadel Seller, the Seller Parent, Breaking Stick Holdings, LLC, Deerfield Private Design International II, L.P. (“Deerfield International”), Deerfield Private Design Fund II, L.P. (“Deerfield Fund”) and Horizon Santé FLML, Sarl (“Horizon”) (the “Deerfield MIPA”) and a Royalty Agreement, dated February 4, 2013, by and among the Seller, the Deerfield Fund and Horizon (the “Deerfield Royalty Agreement”). In connection with the closing of the Transaction, the Deerfield MIPA (with respect to certain sections thereof) and the Royalty Agreement were assigned to the Exela Buyer. Pursuant to the Purchase Agreement, the Exela Buyer assumed and will pay, perform, satisfy and discharge the liabilities and obligations of the Avadel Seller under the Deerfield Royalty Agreement.

The Avadel Seller is also party to a Royalty Agreement, dated December 3, 2013, by and between the Avadel Seller and Broadfin Healthcare Master Fund, Ltd. (the “Broadfin Royalty Agreement”). In connection with the closing of the Transaction, the Broadfin Royalty Agreement was assigned to the Exela Buyer and the Exela Buyer assumed and shall pay, perform, satisfy and discharge the liabilities and obligations of the Avadel Seller under the Broadfin Royalty Agreement.

The foregoing descriptions of the Transaction and the Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

See Item 1.01 above, which is incorporated by reference herein.

Item 7.01	Regulation D Disclosure.

On July 1, 2020, the Company issued a press release announcing the Purchase Agreement with the Exela Buyer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on From 8-K.

The information included in this Item 7.01 and Exhibit 99.1 are not deemed to be “filed” for purposes of Section 18 of the Exchange Act, not shall this item and Exhibit 99.1 be incorporated by reference into the Company’s filings under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such future filing.

Item 9.01	Exhibits

(b) Pro Forma Financial Information

Attached as Exhibit 99.2 hereto are the following:

•	Explanatory note and basis of presentation with respect to unaudited pro forma condensed financial statements.

•	Unaudited pro forma condensed balance sheet of the Company as of March 31, 2020 (and notes hereto).

•	Unaudited pro forma condensed balance sheet of the Company as of December 31, 2019 (and notes hereto).

•	Unaudited pro forma condensed statement of loss of the Company for the three months ended March 31, 2020 (and notes thereto).

•	Unaudited pro forma condensed statement of loss of the Company for the twelve months ended December 31, 2019 (and notes thereto).

(d) Exhibits

10.1†*	Asset Purchase Agreement, dated as of June 30, 2020, by and between Avadel Seller, Seller Parent, Exela Buyer and Buyer Parent.

99.1	Press release issued by the Company on July 1, 2020.

99.2	Unaudited pro forma financial information.

†	Portions of this exhibit (indicated by asterisks) will be omitted in accordance with the rules of the Securities and Exchange Commission.

*	Non-material schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 2, 2020	AVADEL PHARMACEUTICALS PLC

	By:	/s/ Jerad G. Seurer
		Name:	Jerad G. Seurer
		Title:	Vice President, Deputy General Counsel and Corporate Secretary